UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 18, 2018

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2018, the Compensation Committee of our Board of Directors approved (i) the annual base salaries for fiscal 2018 for our current principal executive and financial officer and named executive officer, (ii) target bonus opportunities for fiscal 2018 (as a percentage of base salary) for our current principal executive and financial officer and named executive officer, (iii) the payment of various cash bonuses for the fiscal year ended December 31, 2017 pursuant to our 2017 Incentive Compensation Plan (“2017 Bonus Plan”), and (iv) the grant of stock options pursuant to our 2014 Equity Incentive Plan (“2014 Plan”), each as more fully described below:

Name	Position	Annual Base Salary (Fiscal 2017)	Annual Base Salary (Fiscal 2018)(1)	2018 Target Bonus Opportunity (as a % of Base Salary)	2017 Bonus Plan		Shares Subject to Stock Options(3)
Evert B. Schimmelpennink	Chief Executive Officer, President and Secretary	$530,000	$551,200	50%	$94,282	(2)	195,062
Dr. Hubert C. Chen	Chief Medical & Scientific Officer	$381,000	$392,430	50%	$118,415		78,407

(1)	Base salary increases are effective as of February 18, 2018.
(2)	In lieu of providing a cash bonus to Mr. Schimmelpennink under the 2017 Bonus Plan, the Compensation Committee approved a grant to Mr. Schimmelpennink effective on the first trading day of February 2018 of an award of restricted stock units to acquire the number of shares of Company common stock equal to $94,281.92 divided by the Fair Market Value (as defined in the 2014 Plan) of a share of common stock on the first trading day of February 2018. The restricted stock units will be 100% vested on the grant date.
(3)	The options have a grant date of the first trading day of February 2018. 25% of the shares subject to the options are scheduled to vest on February 1, 2019, and the remaining shares subject to the options are scheduled to vest in equal monthly installments thereafter such that all shares shall be fully vested on February 1, 2022, subject to continued status as a service provider on each such vesting date.

The option and restricted stock unit awards described above are subject to the terms and conditions of our 2014 Plan and the applicable forms of agreement, which have been previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: January 24, 2018	By:	/s/ Evert B. Schimmelpennink
Evert B. Schimmelpennink Chief Executive Officer, President and Secretary